Exhibit 6.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned member or officer, hereby constitutes and appoints Amy Lee as her attorney-in-fact, with full power of substitution, to sign on her behalf and in her name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature established in accordance with the Investment Company Act of 1940, in connection with Guggenheim Defined Portfolios, Series 2444-2445, 2447-2448, 2498 and 2506-2545, for which Guggenheim Funds Distributors, LLC, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 12th day of

May, 2025.

/s/ Dina DiLorenzo

Dina DiLorenzo

STATE OF Connecticut    )

) SS

COUNTY OF Fairfield       )

On this 12th day of May, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”

Mary Konstantina Rassias

Notary Public, State of Connecticut

My Commission Expires: March 31, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned member or officer, hereby constitutes and appoints Amy Lee as his attorney-in-fact, with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature established in accordance with the Investment Company Act of 1940, in connection with Guggenheim Defined Portfolios, Series 2444-2445, 2447-2448, 2498 and 2506-2545, for which Guggenheim Funds Distributors, LLC, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  4th     day of

_June__, 2025.

/s/ Dominick Cogliandro

Dominick Cogliandro

STATE OF NEW YORK  )

) SS

COUNTY OF QUEENS   )

On this 4th day of _June____, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”

Gilbert Wong __

Notary Public, State of New York __

My Commission Expires: 3/4/2029

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned member or officer, hereby constitutes and appoints Amy Lee as her attorney-in-fact, with full power of substitution, to sign on her behalf and in her name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature established in accordance with the Investment Company Act of 1940, in connection with Guggenheim Defined Portfolios, Series 2444-2445, 2447-2448, 2498 and 2506-2545, for which Guggenheim Funds Distributors, LLC, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of

__April_____, 2025.

/s/ Rebecca Chan

Rebecca Chan

STATE OF Kansas           )

) SS

COUNTY OF Douglas  )

On this    30th    day _of April          , 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”

Kerryann McCarthy
Notary Public, State of New York

My Commission Expires:    10/19/2026